                                  SCHEDULE 14A
                                 (Rule 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant | |
Check the appropriate box:
| |   Preliminary Proxy Statement
|X|   Definitive Proxy Statement
| |   Definitive Additional Materials
| | Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
| |   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))

                           THE ASSOCIATED GROUP, INC.
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
|X|   No fee required.
| |   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:  N/A

(2)   Aggregate number of securities to which transaction applies:  N/A

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
      (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

(4)   Proposed maximum aggregate value of transaction:  N/A


(5)   Total fee paid:  $0

| |   Fee paid previously with preliminary materials:  N/A

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount Previously Paid:

      (2)  Form, Schedule or Registration Statement No.:

      (3)  Filing Party:

      (4)  Date Filed:

                           THE ASSOCIATED GROUP, INC.
                               200 GATEWAY TOWERS
                              PITTSBURGH, PA 15222
                                 (412) 281-1907

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 5, 1997

Dear Stockholder:

     The annual meeting of stockholders of The Associated Group, Inc. (the 'Company') will be held at the Company's principal executive offices, 200 Gateway Towers, 320 Fort Duquesne Boulevard, Pittsburgh, Pennsylvania, on Thursday, June 5, 1997 at 11:00 a.m., Pittsburgh time, for the following purposes:

       1. To elect one director, to hold office for a term of three years and until his successor is elected and qualified; and

       2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on April 25, 1997 as the record date for the determination of stockholders entitled to notice of, and to vote at, such meeting and any adjournment thereof.

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU INTEND TO BE PRESENT, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THE COMPANY'S CLASS A AND CLASS B COMMON STOCK. THE BUSINESS TO BE CONSIDERED AT THE MEETING CANNOT BE TRANSACTED UNLESS A MAJORITY OF THE TOTAL NUMBER OF VOTES ENTITLED TO BE CAST BY HOLDERS OF THE COMPANY'S CLASS A AND CLASS B COMMON STOCK ARE REPRESENTED AT THE MEETING.


                                         SCOTT G. BRUCE
                                         General Counsel and Secretary

Pittsburgh, Pennsylvania
April 30, 1997

                           THE ASSOCIATED GROUP, INC.
                            ------------------------
                                PROXY STATEMENT
                            ------------------------

                              GENERAL INFORMATION

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Associated Group, Inc. (the 'Company') for use at the annual meeting of stockholders to be held at the Company's principal executive offices, 200 Gateway Towers, 320 Fort Duquesne Boulevard, Pittsburgh, Pennsylvania, on Thursday, June 5, 1997 at 11:00 a.m., Pittsburgh time, and at any adjournment or postponement thereof. This proxy statement and the enclosed proxy card, together with the Company's annual report to stockholders for 1996, were first mailed to stockholders on or about April 30, 1997.

     At the meeting, stockholders of the Company will be asked to elect one director to hold office for a three-year term and until his successor is elected and qualified (see 'ELECTION OF DIRECTOR').

     Holders of record of shares of the Company's Class A Common Stock ('Class A Common Stock') and Class B Common Stock ('Class B Common Stock') at the close of business on April 25, 1997 will be entitled to vote at the meeting. On April 25, 1997 (the 'Record Date'), 9,382,962 shares of Class A Common Stock and 9,398,410 shares of Class B Common Stock were outstanding. As of the Record Date, holders of Class A Common Stock were entitled to cast a total of 9,382,962 votes, holders of Class B Common Stock were entitled to cast a total of 375,936 10/25 votes, and the two classes together represent a total of 9,758,898 10/25 votes. Holders of Class A Common Stock and holders of Class B Common Stock will vote together without regard to class upon the matters to come before the meeting. Each stockholder is entitled to one vote for each share of Class A Common Stock and one twenty-fifth ( 1/25) of a vote for each share of Class B Common Stock held by such stockholder as of the Record Date. Holders of Class A Common Stock and Class B Common Stock are not entitled to cumulative voting under the Company's Restated Certificate of Incorporation, By-Laws or pursuant to applicable state law. The presence at the meeting in person or by proxy of a majority of the total number of votes entitled to be cast by holders of the Class A Common Stock and Class B Common Stock will be necessary to constitute a quorum.

     Shares represented by the accompanying proxy card, unless the proxy is previously revoked, will be voted at the meeting if the proxy is returned to the Company properly executed and in sufficient time to permit the necessary examination and tabulation of the proxy before a vote is taken. The proxy card permits a specification as to whether shares represented by the proxy are to be voted for the election of the director nominated by the Board of Directors as set forth under the caption 'ELECTION OF DIRECTOR.' Any proxy given pursuant to this solicitation may be revoked by the stockholder, at any time before it is exercised, by giving written notice of revocation or submitting a later dated proxy, provided said notice or later dated proxy is received prior to the taking of the vote. Any stockholder attending the meeting may vote in person whether or not he or she has previously submitted a proxy (although attendance at the meeting will not, in and of itself, constitute a revocation of a proxy).

     Solicitations of proxies are being made by the Board of Directors and the cost thereof will be borne by the Company, including the expense of preparing, printing and mailing this proxy material, as well as the cost of any required solicitation. In addition to the solicitation of proxies by use of the mails, the Company may use regular employees, without additional compensation, to solicit proxies by telephone or otherwise. The Company may also reimburse brokers and other persons holding stock in their names or in the names of their nominees for their charges and expenses in forwarding proxies and other proxy material to the beneficial owners of such stock.

     On December 15, 1994, all of the Class A Common Stock and Class B Common Stock was distributed as a dividend (the 'Distribution') to the stockholders of Associated Communications Corporation ('Associated') immediately prior to the merger (the 'Merger') of Associated and a wholly owned subsidiary of Southwestern Bell Corporation (now known as SBC Communications Inc.), pursuant to an Agreement and Plan of Merger and Reorganization, dated as of February 23, 1994 (the 'Merger Agreement'), among Associated, Southwestern Bell Corporation and such subsidiary.

                              ELECTION OF DIRECTOR

     The Company's Restated Certificate of Incorporation specifies that the number of directors shall be not less than three nor more than fifteen, with the exact number to be determined from time to time by the Board of Directors. The Restated Certificate of Incorporation also provides that the Board of Directors shall be divided into three classes, each class to consist, as nearly as possible, of one-third of the total number of directors.

     One director is to be elected at the annual meeting to hold office until the 2000 annual meeting of stockholders and until his successor is elected and qualified. IT IS INTENDED THAT SHARES REPRESENTED BY THE ACCOMPANYING PROXY CARD WILL BE VOTED FOR THE ELECTION OF THE NOMINEE NAMED BELOW UNLESS A CONTRARY DIRECTION IS INDICATED. The Company's Restated Certificate of Incorporation requires the affirmative vote of a plurality of the votes cast in order to elect a director. Accordingly, assuming a quorum of 4,879,449 6/25 votes (the minimum number of votes required to constitute a quorum), the nominee must receive at least 2,439,724 16/25 votes to be elected. If the nominee fails to receive the requisite number of votes, Donald H. Jones will continue to serve as a director until his successor is elected and qualified.

     In the event that the nominee becomes unavailable for election, proxies in the form solicited will be voted for an alternate designated by the Board of Directors. Information concerning the nominee for election is set forth below. The nominee has furnished to the Company the information included with respect to his beneficial ownership, as of April 25, 1997, of equity securities of the Company and his principal occupation.

NOMINEE FOR DIRECTOR WHOSE TERM EXPIRES IN 2000

     Donald H. Jones, age 60, has served as a director of the Company since the Distribution. Prior to the Distribution, Mr. Jones served as a director of Associated beginning in 1986, as well as a consultant to Associated beginning in

1982. From June 1996 to April 1997, Mr. Jones served as the Vice Chairman of Nets Inc., formerly known as Industry.Net Corporation, a company engaged in electronic database publishing, and from 1992 to June 1996, was its Chairman. From 1989 to 1990, Mr. Jones served as President of DHJ Enterprises, a firm engaged in the development of new business enterprises and investment activities. Mr. Jones serves as a director of Sentient Systems Technology, an electronics corporation engaged in the development and manufacturing of electronic vocational and rehabilitation equipment, and serves as a director of Respironics Inc., a corporation engaged in the development, manufacturing and marketing of medical equipment.

CONTINUING DIRECTOR WHOSE TERM EXPIRES IN 1999

     David J. Berkman, age 35, has served as a director and Executive Vice President of the Company since the Distribution. Prior to the Distribution, Mr. Berkman served as a director of Associated beginning in March 1993 and Executive Vice President of Associated beginning in December 1992. Prior to that time, he served Associated in various capacities beginning in August 1983. Mr. Berkman is a member of the Board of Directors of Grupo Portatel, S.A. de C.V. and Vice Chairman of Portatel del Sureste, S.A. de C.V. and is a former member of the Board of Directors and the Executive Committee of the Cellular Telephone Industry Association. He is also a member of the Board of Directors of Teletrac, Inc., a company engaged in location and messaging services for vehicle and fleet management.

CONTINUING DIRECTORS WHOSE TERMS EXPIRE IN 1998

     Myles P. Berkman, age 60, has served as President, Chief Executive Officer, Treasurer and a director of the Company since the Distribution, and as Chairman since November 1995. Prior to the Distribution, Mr. Berkman served as President, Chief Operating Officer, Treasurer and a director of Associated beginning at its inception in 1979. Until July 1996, Mr. Berkman was a member of the Board of Directors of Nets Inc. Myles P. Berkman is the father of David J. Berkman.

     Joseph A. Katarincic, age 65, has served as a director of the Company since the Distribution. Prior to the Distribution, Mr. Katarincic served as a director of Associated beginning in 1988. He is currently an attorney admitted to practice in Pennsylvania, Texas and West Virginia. Since 1989, Mr. Katarincic has been a partner in the law firm of Katarincic & Salmon, specializing in business litigation with an emphasis on corporate restructuring, antitrust and securities litigation. Mr. Katarincic formerly served as Senior Counsel to Allegheny County, Pennsylvania. He is a director of Duquesne University, a member of the Board of Visitors of the University of Pittsburgh School of Law and the Chairman of The Allegheny County Sanitary Authority.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

     The Board of Directors held three meetings during 1996 and each of the directors attended or participated in all meetings.

     Messrs. Jones and Katarincic are members of the Audit Committee of the Board of Directors. The Audit Committee is charged both with selecting and engaging, on behalf of the Company, independent public accountants to audit the books of account and other corporate records of the Company and with conferring with the accountants and officers of the Company for purposes of reviewing internal controls, accounting practices, financial structure and financial reporting of the Company. The Audit Committee held one meeting in 1996. The Company has no standing nominating or compensation committee of the Board of Directors or committees performing similar functions. Messrs. Jones and Katarincic also constitute a committee which administers the Company's 1994 Stock Option and Incentive Award Plan (the '1994 Plan').

                               EXECUTIVE OFFICERS

     In addition to the directors set forth above who are executive officers of the Company, set forth below is certain information concerning non-director employees who serve as executive officers of the Company:

     Richard I. Goldstein, age 36, has served as a Vice President of the Company since the Distribution. Prior to the Distribution, Mr. Goldstein served as Vice President, Cellular of Associated beginning in December 1992. From March 1991 through December 1992, Mr. Goldstein was Regional General Manager of Associated's upstate New York cellular telephone systems. He was employed by AT&T Corporation from June 1983 to March 1991 as a Management and Marketing Executive.

     Scott G. Bruce, age 35, has served as General Counsel and Secretary of the Company since December 1995 and, prior to that time, served as Counsel and Assistant Secretary of the Company since the Distribution. Prior to the Distribution, Mr. Bruce served as Counsel and Assistant Secretary of Associated beginning in 1992. Prior to 1992, Mr. Bruce was a corporate attorney at Wolf, Block, Schorr and Solis-Cohen in Philadelphia, Pennsylvania, specializing in mergers and acquisitions and securities law.

     Keith C. Hartman, age 39, has served as Controller and Assistant Secretary of the Company since the Distribution. Prior to the Distribution, Mr. Hartman served as Controller and Assistant Secretary of Associated beginning in 1986.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth information regarding the beneficial ownership of each class of common stock of the Company as of April 25, 1997 by
(i) each person known by the Company to own more than five percent of either class of the outstanding common stock of the Company, (ii) each director of the Company, (iii) each of the named executive officers of the Company and (iv) all directors and executive officers of the Company as a group. Unless otherwise noted, the persons in the table have sole voting and investment power with respect to all shares of the common stock of the Company shown as beneficially owned by them.

                                                                                     PERCENT OF
                                                       NUMBER OF SHARES             OUTSTANDING
                                                      BENEFICIALLY OWNED               SHARES           PERCENT OF
                                                   ------------------------      ------------------    OUTSTANDING
BENEFICIAL OWNER                                    CLASS A        CLASS B       CLASS A    CLASS B    VOTING POWER
------------------------------------------------   ---------      ---------      -------    -------    ------------
Estate of Jack N. Berkman(1) ...................   1,166,208      1,205,133        12.4       12.8         12.4
  c/o Myles P. Berkman
  The Associated Group, Inc.
  200 Gateway Towers
  Pittsburgh, PA 15222
The Louis Berkman Company(2) ...................     750,000        750,000         8.0        8.0          8.0
  330 North 7th Street
  Steubenville, OH 43952
Allen H. Berkman(3) ............................     527,154        527,154         5.6        5.6          5.6
  1500 Oliver Building
  Pittsburgh, PA 15222
Myles P. Berkman ...............................     339,453(4)     628,703(4)      3.6        6.5          3.7
  c/o The Associated Group, Inc.
  200 Gateway Towers
  Pittsburgh, PA 15222
David J. Berkman................................       6,813(5)     218,213(5)       *         2.3           *
Donald H. Jones.................................      40,311         65,621(6)       *          *            *
Joseph A. Katarincic............................      13,250         38,560(7)       *          *            *
Keith C. Hartman................................       3,794(8)      50,569(8)       *          *            *
Richard I. Goldstein............................          --         34,495(9)       *          *            *
Scott G. Bruce..................................          --         14,963(10)      *          *            *
All directors and executive officers ...........   1,931,666      2,660,944(11)    20.6       26.4         20.8
  as a group (11 persons)

------------------
 * Less than 1%

 (1) Myles P. Berkman, Donald H. Jones and Lillian R. Berkman (Jack N. Berkman's wife) are the co-executors of Mr. Berkman's estate.

 (2) Louis Berkman is President and the principal stockholder of The Louis

     Berkman Company. Louis Berkman is the uncle of Myles P. Berkman.

 (3) Allen H. Berkman is the uncle of Myles P. Berkman.

 (4) Excludes 513 shares of each class owned of record by Myles P. Berkman's wife. Includes 4,725 shares of each class held of record jointly with Mr. Berkman's wife. The shares of Class B Common Stock include 289,250 shares underlying stock options exercisable within 60 days.

 (5) Excludes 450 shares of each class owned of record by David J. Berkman's wife. The shares of Class B Common Stock include 211,400 shares underlying stock options exercisable within 60 days.

 (6) Includes 25,310 shares of Class B Common Stock underlying stock options exercisable within 60 days.

 (7) Includes 25,310 shares of Class B Common Stock underlying stock options exercisable within 60 days.

 (8) Includes 3,757 shares of each class held of record jointly with Mr. Hartman's wife and 37 shares of each class held of record jointly with Mr. Hartman's mother. The shares of Class B Common Stock include 46,775 shares of Class B Common Stock underlying stock options exercisable within 60 days.

 (9) Comprised of 34,495 shares of Class B Common Stock underlying stock options exercisable within 60 days.

(10) Comprised of 14,963 shares of Class B Common Stock underlying stock options exercisable within 60 days.

(11) Includes 690,353 shares of Class B Common Stock underlying stock options exercisable within 60 days.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

     The following table sets forth the summary of all compensation earned by the Chief Executive Officer and the four other most highly compensated executive officers for the fiscal years ended 1996, 1995 and 1994. Because the Distribution occurred on December 15, 1994, compensation information for 1994 includes compensation earned by the listed individuals as employees of Associated through December 15, 1994 and as employees of the Company from December 16, 1994 through December 31, 1994.

                           SUMMARY COMPENSATION TABLE

                                                                                      LONG TERM
                                                                                 COMPENSATION AWARDS
                                                                                 -------------------
                                                         ANNUAL COMPENSATION         SECURITIES
                                               FISCAL    --------------------        UNDERLYING          ALL OTHER
NAME AND PRINCIPAL POSITION                     YEAR      SALARY      BONUS         STOCK OPTIONS       COMPENSATION
--------------------------------------------   ------    --------    --------    -------------------    ------------
Myles P. Berkman ...........................     1996    $700,000    $150,000           20,000(1)         $ 47,276(2)
  Chairman, President, Chief Executive           1995     700,000     100,000          160,000(3)           37,200(4)
  Officer and Treasurer                          1994     700,000     100,000          139,250(5)           33,094(6)(7)

David J. Berkman ...........................     1996     300,000     150,000           25,000(1)            4,500(8)
  Executive Vice President                       1995     275,000     100,000          110,000(3)            4,500(8)
                                                 1994     278,323     100,000          111,400(5)            4,500(7)(9)

Richard I. Goldstein .......................     1996     232,800     115,000           25,000(1)            4,500(8)
  Vice President                                 1995     207,800     100,000           82,500(3)           59,061(10)
                                                 1994     197,800     350,000           19,495(5)            4,500(9)

Scott G. Bruce .............................     1996     138,600      75,000           20,000(1)            4,500(8)
  General Counsel and Secretary                  1995     113,600      50,000           47,500(3)            4,500(8)
                                                 1994     103,600     260,000            6,963(5)            4,500(9)

Keith C. Hartman ...........................     1996     188,600      50,000            5,000(1)            4,500(8)
  Controller and Assistant Secretary             1995     188,600      50,000           30,000(3)            4,500(8)
                                                 1994     188,600     100,000           41,775(5)            4,500(9)

------------------

 (1) Consists of options to purchase shares of Microwave Services, Inc., a wholly owned subsidiary of the Company, granted under the Microwave Services, Inc. 1996 Stock Incentive Plan.

 (2) Includes $42,776 paid by the Company for premiums attributable to the term life insurance portion of split dollar life insurance policies, and $4,500 of contributions by the Company to the Company's 401(k) Savings Plan.


 (3) Includes options to purchase shares of Associated RT, Inc., a wholly owned subsidiary of the Company, granted under the Associated RT, Inc. 1995 Stock Incentive Plan, in the following amounts: Myles P. Berkman (10,000), David
     J. Berkman (10,000), Richard I. Goldstein (7,500), Scott G. Bruce (7,500) and Keith C. Hartman (5,000).

 (4) Includes $32,700 paid by the Company for premiums attributable to the term life insurance portion of a split dollar life insurance policy, and $4,500 of contributions by the Company to the Company's 401(k) Savings Plan.

 (5) Comprised of options to purchase Class B Common Stock issued pursuant to the 'rollover' in connection with the Distribution and Merger of options to purchase common stock of Associated Communications Resources, Inc., a wholly owned subsidiary of Associated, which was merged into the Company immediately prior to the Distribution.

 (6) Includes $28,594 paid by the Company for premiums attributable to the term life insurance portion of a split dollar life insurance policy, and $4,500 of contributions by Associated to Associated's 401(k) Savings Plan.

 (7) Excludes cash amounts ($2,079,972 and $712,026 in the case of Myles P. Berkman and David J. Berkman, respectively) received from Associated at the time of the Merger as contemplated by the Merger Agreement, pursuant to the severance provisions of pre-existing employment agreements between such individuals and Associated.

 (8) Reflects contributions by the Company to the Company's 401(k) Savings Plan.

 (9) Reflects contributions by Associated to Associated's 401(k) Savings Plan.

(10) Includes $54,561 of relocation costs paid to Mr. Goldstein and $4,500 of contributions by the Company to the Company's 401(k) Savings Plan.

STOCK OPTIONS

     No stock options were granted pursuant to the 1994 Plan to any of the named executive officers during the fiscal year ended December 31, 1996. The following table sets forth information concerning the grant of stock options to the named executive officers during the fiscal year ended December 31, 1996 pursuant to the Microwave Services, Inc. 1996 Stock Incentive Plan (the 'Microwave Services Plan'), including the potential realizable value of such grants (on a pre-tax basis) determined in accordance with Securities and Exchange Commission rules. The information in this table shows how much the named executive officers may eventually realize under two hypothetical situations: where the stock underlying the options gains 5% in value per year or 10% in value per year, in either case compounded over the life of the options. These are assumed rates of appreciation and are not intended to forecast future appreciation of the underlying stock.

                       OPTION GRANTS IN LAST FISCAL YEAR
                            MICROWAVE SERVICES, INC.

                                           INDIVIDUAL GRANTS                        POTENTIAL REALIZABLE      POTENTIAL REALIZABLE
                         ------------------------------------------------------       VALUE AT ASSUMED          VALUE AT ASSUMED
                          NUMBER OF      % OF TOTAL                                   ANNUAL RATES OF           ANNUAL RATES OF
                         SECURITIES       OPTIONS                                 STOCK PRICE APPRECIATION  STOCK PRICE APPRECIATION
                         UNDERLYING      GRANTED TO     EXERCISE                       FOR OPTION TERM           FOR OPTION TERM
                           OPTIONS      EMPLOYEES IN      PRICE      EXPIRATION    ------------------------ -----------------------
NAME                     GRANTED (#)    FISCAL YEAR     ($/SHARE)       DATE                5% ($)                   10% ($)
-----------------------  -----------    ------------    ---------    ----------    ------------------------ -----------------------
Myles P. Berkman........    20,000          10.9%        $ 25.00        4/11/06            $314,500                 $797,000
David J. Berkman........    25,000          13.6%          25.00        4/11/06             393,125                  996,250
Richard I. Goldstein....    25,000          13.6%          25.00        4/11/06             393,125                  996,250
Scott G. Bruce..........    20,000          10.9%          25.00        4/11/06             314,500                  797,000
Keith C. Hartman........     5,000           2.7%          25.00        4/11/06              78,625                  199,250





EXERCISE OF STOCK OPTIONS

     No stock options were exercised by any of the named executive officers during the fiscal year ended December 31, 1996. The following tables set forth information regarding the value at December 31, 1996 of any unexercised stock options granted under the 1994 Plan, the Microwave Services Plan and the Associated RT, Inc. 1995 Stock Incentive Plan (the 'Associated RT Plan'):

                         FISCAL YEAR END OPTION VALUES
                           THE ASSOCIATED GROUP, INC.

                                              NUMBER OF SECURITIES                            VALUE OF UNEXERCISED
                                             UNDERLYING UNEXERCISED                           IN-THE-MONEY OPTIONS
                                          OPTIONS AT FISCAL YEAR END (#)                    AT FISCAL YEAR END ($)(1)
                                   -------------------------------------------        ------------------------------------
NAME                                   EXERCISABLE            UNEXERCISABLE             EXERCISABLE        UNEXERCISABLE
------------------------------     -------------------    --------------------        ----------------   -----------------
Myles P. Berkman..............           289,250                    --                   $6,004,863          $ --
David J. Berkman..............           211,400                    --                    4,538,890            --
Richard I. Goldstein..........            34,495                 60,000                     761,181            795,000
Scott G. Bruce................            14,963                 32,000                     306,883            424,000
Keith C. Hartman..............            46,775                 20,000                   1,271,459            265,000


------------------
(1) The closing stock price of the Class B Common Stock was $29.75 on December 31, 1996.


                              ASSOCIATED RT, INC.

                                              NUMBER OF SECURITIES                             VALUE OF UNEXERCISED
                                             UNDERLYING UNEXERCISED                            IN-THE-MONEY OPTIONS
                                        OPTIONS AT FISCAL YEAR END (#)(1)                     AT FISCAL YEAR END ($)
                                   -------------------------------------------        ------------------------------------
NAME                                   EXERCISABLE            UNEXERCISABLE             EXERCISABLE        UNEXERCISABLE
------------------------------     -------------------    --------------------        ----------------   -----------------
Myles P. Berkman..............           10,000                     --                       *                   *
David J. Berkman..............           10,000                     --                       *                   *
Richard I. Goldstein..........            1,500                   6,000                      *                   *
Scott G. Bruce................            1,500                   6,000                      *                   *
Keith C. Hartman..............            1,500                   4,000                      *                   *


------------------
(1) Represents options to purchase shares of the common stock of Associated RT, Inc., a wholly-owned subsidiary of the Company, pursuant to the Associated RT Plan.

* There is currently no trading market for the shares of common stock of Associated RT, Inc. Accordingly, the fair market value of the Associated RT, Inc. options cannot practicably be determined.

                            MICROWAVE SERVICES, INC.

                                              NUMBER OF SECURITIES                             VALUE OF UNEXERCISED
                                             UNDERLYING UNEXERCISED                            IN-THE-MONEY OPTIONS
                                        OPTIONS AT FISCAL YEAR END (#)(1)                     AT FISCAL YEAR END ($)
                                   -------------------------------------------        ------------------------------------
NAME                                   EXERCISABLE            UNEXERCISABLE             EXERCISABLE        UNEXERCISABLE
------------------------------     -------------------    --------------------        ----------------   -----------------
Myles P. Berkman..............             --                     20,000                     *                   *
David J. Berkman..............             --                     25,000                     *                   *
Richard I. Goldstein..........             --                     25,000                     *                   *
Scott G. Bruce................             --                     20,000                     *                   *
Keith C. Hartman..............             --                      5,000                     *                   *


------------------
(1) Represents options to purchase shares of the common stock of Microwave Services, Inc., a wholly-owned subsidiary of the Company, pursuant to the Microwave Services Plan.

* There is currently no trading market for the shares of common stock of Microwave Services, Inc. Accordingly, the fair market value of the Microwave Services, Inc. options cannot practicably be determined.

LONG-TERM INCENTIVE PLAN AWARDS

     The following table sets forth information concerning awards made to the named executive officers during the fiscal year ended December 31, 1996 pursuant to the Associated Communications, L.L.C. Long-Term Incentive Compensation Plan (the 'Associated Communications Plan').


              LONG-TERM INCENTIVE PLAN--AWARDS IN LAST FISCAL YEAR
                       ASSOCIATED COMMUNICATIONS, L.L.C.

                                                                                      ESTIMATED FUTURE PAYOUTS UNDER
                                                                PERFORMANCE OR         NON-STOCK PRICE-BASED PLANS
                                             NUMBER OF        OTHER PERIOD UNTIL    ----------------------------------
                                          SHARES, UNITS OR      MATURATION OR       THRESHOLD      TARGET     MAXIMUM
NAME                                      OTHER RIGHTS (#)          PAYOUT           ($ OR #)     ($ OR #)    ($ OR #)
---------------------------------------   ----------------    ------------------    ----------    --------    --------
Myles P. Berkman.......................        --                  --                   --           --          --
David J. Berkman.......................        150,000(1)       11/26/06(2)            (1)          (1)         (1)
Richard I. Goldstein...................        --                  --                   --           --          --
Scott G. Bruce.........................        --                  --                   --           --          --
Keith C. Hartman.......................        --                  --                   --           --          --

------------------
(1) Each unit pursuant to the Associated Communications Plan (a 'Unit') represents a right to receive consideration equal to .00001% of the appreciation in the value of Associated Communications, L.L.C., a subsidiary of the Company ('ACOM'), from and after the date of grant of the Unit until the settlement date. There are no minimum or maximum amounts payable pursuant to the Associated Communications Plan and no specified performance targets need to be reached.

(2) The settlement date for each Unit is the earlier of ten years from the date of grant or the time the participant ceases to be employed by, or to act as a director or consultant for, ACOM.

COMPENSATION COMMITTEE REPORT

     The Company has no standing compensation committee, and all decisions regarding compensation for fiscal year 1996 were made by the Company's entire Board of Directors, except that the compensation for Myles P. Berkman was determined by Messrs. Jones and Katarincic, who are outside directors of the Company, and except that David J. Berkman did not participate in decisions regarding the determination of his compensation.

     In awarding executive compensation, the Company seeks to attract and retain the most qualified personnel for meeting the needs and objectives of the Company and to motivate such individuals to achieve the Company's goals. Accordingly, the Company's executive compensation strategy is to reward executives for both their individual contributions and the Company's overall results. The key elements of the Company's executive compensation system include base salary, annual bonus and equity-based compensation. Base salaries are generally determined by evaluating each individual's responsibilities and relative experience, including a comparison of base salaries for comparable positions at other companies. Annual bonuses are determined by evaluating both the performance of the Company and the individual officers, including, if applicable, the addition of new responsibilities and both their and the Company's performance. The financial performance of definable business units or markets is considered as to executives with responsibility for such units or markets.

     The base salary of Myles P. Berkman, President and Chief Executive Officer, for the 1996 fiscal year was based primarily on his employment contract with the Company, which requires the base salary for any fiscal year to be equal to or greater than the base salary for the immediately preceding fiscal year. In determining the compensation (including base salary and bonus) of Myles P. Berkman, the outside directors of the Company took into account the growth in the Company's assets and businesses, the appreciation in the market value of the Company's Class A Common Stock and Class B Common Stock, a comparison of the base salaries of chief executive and operating officers of other companies and Mr. Berkman's individual performance.

     The deductibility for corporate tax purposes of compensation paid to individual executive officers of the Company may be restricted. The Company's policy regarding compensation for executive officers is to maximize, to the extent possible, the deductibility of such compensation. However, where it is deemed necessary, in the best interests of the Company, to continue to attract and retain the most qualified personnel and to motivate such executives to achieve the Company's goals, the Board may pay to executive officers compensation that exceeds applicable limits of deductibility.

                                          The Board of Directors,

                                          MYLES P. BERKMAN
                                          DONALD H. JONES
                                          JOSEPH A. KATARINCIC
                                          DAVID J. BERKMAN

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     As stated above, during the 1996 fiscal year, the Company had no standing compensation committee, and all decisions regarding compensation were made by the entire Board of Directors, except that the compensation of Myles P. Berkman was determined by Messrs. Jones and Katarincic, who are outside directors of the Company, and except that David J. Berkman did not participate in decisions regarding the determination of his compensation. Of the directors serving during fiscal year 1996, Myles P. Berkman and David J. Berkman were both executive officers of the Company.

     Myles P. Berkman, an executive officer of the Company, served as a director of Nets Inc. until July 1996. Donald H. Jones, a director of the Company, served as Vice Chairman of Nets Inc. from June 1996 to April 1997. As a director of the Company, Mr. Jones participates in the determination of the compensation of executive officers of the Company, including Myles P. Berkman.

     Joseph A. Katarincic is a member of the law firm of Katarincic & Salmon, which performed services for the Company in fiscal year 1996. The aggregate amount of fees paid by the Company to Katarincic & Salmon was less than 5% of the law firm's gross revenues for the last fiscal year. The Company believes that the billing rates of Katarincic & Salmon for the foregoing legal services were no less favorable to the Company than could have been obtained from unaffiliated parties for comparable services.

STOCK PRICE PERFORMANCE GRAPH

     Set forth below is a graph comparing the annual percentage change in cumulative stockholder return on the Class A Common Stock and the Class B Common Stock. Such shares began regular trading on The Nasdaq National
Market ('Nasdaq') on December 22, 1994.

                                    [GRAPH]


                         Stock Price Performance Graph

                                   1994           1995             1996
                                   ----           ----             ----

             AGRPA              $ 100.00        $ 75.50         $ 130.85
             AGRPB                100.00          76.32           126.60
             TELECOM              100.00         123.63           133.85
             NASDAQ               100.00         129.29           173.96


     Note: Reflects performance of a $100 investment made on December 31, 1994
(i) in the Class A Common Stock (symbol: AGRPA) and Class B Common Stock (symbol: AGRPB), (ii) based on the Center for Research in Securities Prices ('CRSP') Total Return Index for Nasdaq Telecommunications Stocks and (iii) based on the CRSP Total Return Index for The Nasdaq Stock Market (US Companies).

COMPENSATION OF DIRECTORS

     Myles P. Berkman and David J. Berkman receive no director's fees. Messrs. Jones and Katarincic are compensated for their service as directors at the rate of $1,000 per month. Pursuant to the 1994 Plan, directors who are not employees of the Company were granted a one-time non-discretionary option for 2,500 shares of Class B Common Stock upon effectiveness of the 1994 Plan, and are awarded a non-discretionary option of 2,500 shares of Class B Common Stock at each annual meeting of the Company's stockholders. All options granted to non-employee directors pursuant to the 1994 Plan vest in two equal annual installments following the date of grant.

EMPLOYMENT AGREEMENTS OF MYLES P. BERKMAN AND DAVID J. BERKMAN

     The Company has entered into employment agreements with Myles P. Berkman and David J. Berkman for retention of their services as executive officers during the original or extended term of such agreements. These employment agreements are intended to help assure that these officers will continue to act in the interests of stockholders rather than be affected by personal uncertainty during any attempt to effect a change in control of the Company. Capitalized terms used and not defined in the following description of the employment agreements shall have the meanings ascribed to them in the employment agreements.

     Each agreement provides that in the event of a Change of Control of the Company during the original or extended term of the agreement, the agreement will be extended for an additional 36 months beyond the month in which it would otherwise have terminated. Additionally, if, following a Change of Control, the Company terminates (except for Cause or Disability) the executive's employment or the executive voluntarily terminates his employment for Good Reason, the executive will be entitled to lump sum Severance Payments. Such Severance Payments are equal to the sum of (i) three times the total of the executive's base salary immediately prior to the events giving rise to the termination plus incentive and bonus compensation paid in the immediately preceding year, (ii) incentive and bonus compensation already allocated to the executive which has not yet been paid and a pro rata portion to the Date of Termination of all incentive and bonus compensation awards made to the executive for all uncompleted periods and (iii) in lieu of shares of common stock issuable upon exercise of outstanding options (other than incentive stock options granted prior to the date of the employment agreements) an amount in cash equal to the difference between the per share market price of the common stock and the exercise price of each of the executive's outstanding stock options multiplied by the number of shares covered by each such option. If any payment or benefit to be received by the executive following a Change of Control is not deductible (in whole or in part) by the Company as a result of Section 280G of the Internal Revenue Code of 1986, as amended, the Severance Payments to that executive will be reduced until no part of the payments is not deductible or such Severance Payments are reduced to zero. Under the agreements, each executive agrees to remain in the employ of the Company in the event of a 'potential change of control' (as defined in the agreements) for at least six months, unless there is a breach of the agreement or an actual Change of Control or his health becomes seriously impaired.

     Each agreement also provides that, in the event of the termination of the agreement due to the disability or death of the executive, he, his designated beneficiaries or his estate will be paid during the remaining term of the agreements one-half of his annual base salary at the rate in effect immediately prior to such termination. Any payments made to the executive during a disability period must be reduced by the sum of the amounts, if any, payable to the executive for such disability at or prior to the time of any such payment under disability benefit plans of the Company or under the Social Security disability insurance program. In addition, the agreements also provide that the Company may terminate the executive's employment for Cause (as defined). If an executive's employment is terminated by the Company for Cause, the Company must pay the executive his full base salary through the Date of Termination, relieving the Company of further obligations to such executive under his employment agreement.

     The employment agreements were executed on December 15, 1994 and provide for initial ten year terms. The agreements also provide that, commencing on January 1, 1995 and each January 1 thereafter, the term of each executive's employment will automatically be extended for one additional year, unless, not later than June 30 of the preceding year, the Company gives written notice to the executive that it does not wish to extend his agreement. Accordingly, the term of employment of each of Myles P. Berkman and David J. Berkman under the agreements presently extends to December 31, 2006.

                            APPOINTMENT OF AUDITORS

     The firm of Ernst & Young LLP serves as independent auditors for the Company, and has been appointed by the Audit Committee of the Board of Directors as the Company's independent auditors for the fiscal year 1997. Representatives of Ernst & Young LLP are expected to be available at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement if they so desire.

                                 OTHER BUSINESS

     The Board of Directors does not intend to present to the annual meeting any business other than as described in this proxy statement, and, at the time this proxy statement was printed, was not aware of any other matters that properly might be presented to the annual meeting. If any other business not described herein properly should come before the annual meeting, the persons named in the enclosed proxy card or their substitute will vote the shares represented by them in accordance with their best judgment. Discretionary authority for them to do so is contained in the proxy card.

                             STOCKHOLDER PROPOSALS

     Under the rules and regulations of the Securities and Exchange Commission, stockholder proposals intended to be presented at the Company's 1998 annual meeting must be received by the Company at its principal executive offices no later than December 30, 1997 to be considered for inclusion in the Company's proxy statement and proxy cards for that meeting.

                                          By Order of the Board of Directors,

                                          /s/ Scott G. Bruce

                                          SCOTT G. BRUCE
                                          General Counsel and Secretary

April 30, 1997

                                     PROXY

                          THE ASSOCIATED GROUP, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Myles P. Berkman, David J. Berkman, and Scott G. Bruce, with the power to appoint a substitute, and hereby authorizes any of them to represent and to vote as designated on the reverse side hereof all the shares of Class A Common Stock and all the shares of Class B Common Stock of The Associated Group, Inc. held of record by the undersigned on April 25, 1997, and entitled to vote at the Annual Meeting of Stockholders to be held on June 5, 1997, or any adjournment thereof.

                  (Please date and sign on the reverse side)


                                                       Please mark your
                                                      votes as indicated
                                                       in this example      /X/


Proposal Number 1 - Election of Director.

                                                Nominee: Donald H. Jones

                Vote             Withhold
                For              Authority
                                  to Vote
               /  /               /  /


This Proxy, when properly executed, will be voted in the manner as directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1, and shall be voted at the discretion of the holder upon any other matters that may properly come before the meeting.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE 1997 ANNUAL MEETING, THE 1997 PROXY STATEMENT AND THE 1996 ANNUAL REPORT OF THE ASSOCIATED GROUP, INC.

Please sign your name exactly as it appears hereon. When signing as attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties to the joint tenancy msut sign. If signer is a corporation, please sign in full corporate name by duly authorized officer or officers and affix the corporate seal.


Date:                                             , 1997
        -----------------------------------------


--------------------------------------------------------
                Signature of Stockholder

-------------------------------------------------------
                Signature of Stockholder